Exhibit 10.46

RELIANT TECHNOLOGIES, INC.

LOAN AND SECURITY AGREEMENT

This LOAN AND SECURITY AGREEMENT is entered into as of August 26, 2004, by and between COMERICA BANK (“Bank”) and RELIANT TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

AGREEMENT

The parties agree as follows:

1.             DEFINITIONS AND CONSTRUCTION.

1.1           Definitions. As used in this Agreement, the following terms shall have the following definitions:

“Accounts” means all presently existing and hereafter arising accounts, contract rights, payment intangibles, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower’s Books relating to any of the foregoing.

“Advance” or “Advances” means a cash advance or cash advances under the Revolving Facility.

“Affiliate” means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person’s senior executive officers, directors, and general and limited partners.

“Bank Expenses” means all:  reasonable costs or expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank’s reasonable attorneys’ fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

“Borrowers Books” means all of Borrower’s books and records including:  ledgers; records concerning Borrower’s assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

“Borrowing Base” means an amount equal to eighty percent (80%) of Eligible Accounts, and eighty percent (80%) of Eligible Inventory (provided, that Advances based upon Eligible Inventory shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000)), all as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

“Change in Control” shall mean a transaction in which any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction.

“Closing Date” means the date of this Agreement.

“Code” means the California Uniform Commercial Code.

“Collateral” means the property described on Exhibit A attached hereto.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards, or merchant services issued or provided for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect such Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Credit Extension” means each Advance or any other extension of credit by Bank for the benefit of Borrower hereunder.

“Current Liabilities” means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendible at the option of Borrower or any Subsidiary to a date more than one year from the date of determination.

“Daily Balance” means the amount of the Obligations owed at the end of a given day.

“Eligible Accounts” means those Accounts that arise in the ordinary course of Borrower’s business that comply with all of Borrower’s representations and warranties to Bank set forth in Section 5.4; provided, that standards of eligibility may be fixed and revised from time to time by Bank in Bank’s good faith business judgment and upon prior written notification thereof to Borrower in accordance with the provisions hereof. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

(a)           Accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

(b)           Accounts with respect to an account debtor, twenty-five percent (25%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

(c)           Accounts with respect to which the account debtor is an officer, employee, or agent of Borrower;

(d)           Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

(e)           Accounts with respect to which the account debtor is an Affiliate of Borrower;

(f)            Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

(g)           Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States;

(h)           Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower or for deposits or other property of the account debtor held by Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

(i)            Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

(j)            Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

(k)           Accounts the collection of which Bank reasonably determines to be doubtful.

“Eligible Foreign Accounts” means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that (i) are supported by one or more letters of credit in an amount and of a tenor, and issued by a financial institution, acceptable to Bank, or (ii) that Bank approves on a case-by-case basis.

“Eligible Inventory” means those Inventory items which are finished products or raw materials that could become finished products within seventy two (72) hours and in all cases which Bank has not reasonably determined are obsolete and which are approved by Bank for inclusion in the Borrowing Base which approval shall not be unreasonably withheld.

“Equipment” means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

“Event of Default” has the meaning assigned in Article 8.

“GAAP” means generally accepted accounting principles as in effect from time to time.

“Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

“Insolvency Proceeding” means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Inventory” means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower’s Books relating to any of the foregoing.

“Investment” means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

“IRC” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

“Loan Documents” means, collectively, this Agreement, any note or notes executed by Borrower, and any other agreement entered into in connection with this Agreement, all as amended or extended from time to time.

“Material Adverse Effect” means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents or (iii) the value or priority of Bank’s security interests in the Collateral.

“Negotiable Collateral” means all of Borrower’s present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper, and Borrower’s Books relating to any of the foregoing.

“Obligations” means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise; provided “Obligations” shall not include any obligations of Borrower under the terms of any warrants provided to Bank in connection with this Agreement.

“Periodic Payments” means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.

“Permitted Indebtedness” means:

(a)           Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

(b)           Indebtedness existing on the Closing Date and disclosed in the Schedule;

(c)           Indebtedness secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided (i) such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;

(d)           Subordinated Debt;

(e)           Indebtedness to trade creditors incurred in the ordinary course of business;

(f)            Indebtedness other than Indebtedness described in clauses (a) through (e) of this definition of Permitted Indebtedness, provided such Indebtedness shall not exceed One Hundred Thousand Dollars ($100,000) in the aggregate at any given time; and

(g)           Extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investment” means:

(a)           Investments existing on the Closing Date disclosed in the Schedule;

(b)           (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof; (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank and (iv) Banks money market accounts;

(c)           Investments in Subsidiaries provided that the aggregate amount of such Investments does not exceed Two Hundred Thousand Dollars ($200,000) at any given time;

(d)           Repurchases of stock from former employees or directors of Borrower under the terms of applicable repurchase agreements; provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases and that the aggregate amount of such repurchases does not exceed One Hundred Fifty Thousand Dollars ($150,000) during any fiscal year;

(e)           Investments accepted in connection with Permitted Transfers;

(f)            Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plan agreements approved by Borrower’s Board of Directors; provided that the aggregate amount of such Investments does not exceed One Million Dollars ($1,000,000) during any fiscal year;

(g)           Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business;

(h)           Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business;

(i)            Non-cash Investments in joint ventures, partnerships or collaborations with any third party; and

(j)            Investments made pursuant to Borrower’s investment policy which has been approved by Borrower’s Board of Directors and Bank;

(k)           Investments not otherwise permitted under Section 7.7 which do not exceed One Hundred Thousand Dollars ($100,000) in the aggregate during the term of this Agreement.

“Permitted Liens” means the following:

(a)           Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

(b)           Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Bank’s security interests;

(c)           Liens (i) upon or in any equipment which was not financed by Bank acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

(d)           Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;

(e)           Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.4 or 8.8;

(f)            Leases or subleases and licenses or sublicenses granted to others which do not interfere in any material respect with the business of Borrower and its Subsidiaries taken as a whole;

(g)           Deposits in the ordinary course of business under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under ERISA or environmental liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;

(h)           Liens in favor of customs and revenue authorities arising in the ordinary course of Borrower’s business or by operation of law to secure payments of custom duties in connection with the importation of goods;

(i)            Liens of materialmen, mechanics, warehousemen, carriers, artisan’s or other similar Liens arising in the ordinary course of Borrower’s business or by operation of law, which are not past due or which are being contested in good faith by appropriate proceedings and for which reserves have been established in accordance with GAAP; and

(j)            Liens in favor of other financial institutions arising in connection with Borrower’s deposit accounts held at such institutions, provided that Bank has a prior perfected security interest in the amounts held in such deposit accounts.

“Permitted Transfer” means the conveyance, grant, sale, lease, transfer or disposition by Borrower or any Subsidiary of:

(a)           Inventory in the ordinary course of business;

(b)           non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business;

(c)           exclusive licenses in specific fields of use not related to Borrower’s primary business;

(d)           surplus, worn-out or obsolete Equipment not financed by Bank; or

(e)           transfers from any Subsidiary to Borrower;

(f)            transfers of investment property of Borrower for the sole purpose of obtaining replacement investment property with the proceeds of such transfer; or

(g)           other assets of Borrower or its Subsidiaries which do not in the aggregate exceed One Hundred Thousand Dollars ($100,000) during any fiscal year.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

“Prime Rate” means the variable rate of interest, per annum, most recently announced by Bank, as its “prime rate,” whether or not such announced rate is the lowest rate available from Bank.

“Quick Assets “ means, at any date as of which the amount thereof shall be determined, the unrestricted cash and cash-equivalents and Eligible Accounts of Borrower determined in accordance with GAAP.

“Responsible Officer” means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, any Vice President, the Treasurer and the Controller of Borrower.

“Revolving Facility” means the facility under which Borrower may request Bank to issue Advances, as specified in Section 2.1(a) hereof.

“Revolving Line” means a credit extension of up to Two Million Dollars ($2,000,000).

“Revolving Maturity Date” means August 25, 2005.

“Schedule” means the schedule of exceptions attached hereto and approved by Bank, if any.

“Subordinated Debt” means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms acceptable to Bank (and identified as being such by Borrower and Bank).

“Subsidiary” means any corporation, company or partnership in which (i) any general partnership interest or (ii) more than 50% of the stock or other units of ownership which by the terms thereof has the ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate.

1.2           Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations made hereunder shall be made in accordance with GAAP. When used herein, the terms “financial statements” shall include the notes and schedules thereto.

2.             LOAN AND TERMS OF PAYMENT.

2.1           Credit Extension.

Borrower promises to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

(a)           Revolving Advances.

(i)            Subject to and upon the terms and conditions of this Agreement, Borrower may request Advances in an aggregate outstanding amount not to exceed the lesser of (i) the Revolving Line or (ii) the Borrowing Base. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1(a) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(a) shall be immediately due and payable. Borrower may prepay any Advances without penalty or premium.

(ii)           Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Banks discretion such Advances arc necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1(a) to Borrower’s deposit account.

2.2           Overadvances. If the aggregate amount of the outstanding Advances exceeds the lesser of the Revolving Line or the Borrowing Base at any time, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

2.3           Interest Rates, Payments, and Calculations.

(a)           Interest Rates.

(i)            Advances. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to one percent (1.00%) above the Prime Rate.

(b)           Late Fee:  Default Rate. If any payment is not made within ten (10) days after the date such payment is due, Borrower shall pay Bank a late fee equal to the lesser of (i) five percent (5%) of the amount of such unpaid amount or (ii) the maximum amount permitted to be charged under applicable law. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

(c)           Payments. Interest hereunder shall be due and payable on the last calendar day of each month during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower’s deposit accounts or against the Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder. All payments shall be free and clear of any taxes, withholdings, duties, impositions or other charges, to the end that Bank will receive the entire amount of any Obligations payable hereunder, regardless of source of payment.

(d)           Computation. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

2.4           Crediting Payments. Prior to the occurrence and continuance of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as

Borrower specifies. After the occurrence and during the continuance of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

2.5           Fees. Borrower shall pay to Bank the following:

(a)           Commitment Fee. On the Closing Date, a Commitment Fee equal to Ten Thousand Dollars ($10,000), which shall be nonrefundable; and

(b)           Bank Expenses. On the Closing Date, all Bank Expenses incurred through the Closing Date, including reasonable attorneys’ fees and expenses and, after the Closing Date, all Bank Expenses, including reasonable attorneys’ fees and expenses, as and when they become due.

2.6           Additional Costs. After the date hereof, in case any law, regulation, treaty or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

(a)           subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

(b)           imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

(c)           imposes upon Bank any other condition with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to the Obligations, Bank shall notify Borrower thereof. Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Banks calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

2.7           Term. This Agreement shall become effective on the Closing Date and, subject to Section 13.7, shall continue in full force and effect for so long as any Obligations remain outstanding or Bank has any obligation to make Credit Extensions under this Agreement. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination, Bank’s Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

3.             CONDITIONS OF LOANS.

3.1           Conditions Precedent to Initial Credit Extension. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Agreement;

(b)           a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

(c)           UCC National Form Financing Statement (drafted by Bank or its counsel);

(d)           a warrant to purchase stock;

(e)           evidence of or authorization for termination of any Liens other than Permitted Liens;

(f)            securities and/or deposit account control agreements with respect to any such accounts permitted hereunder to be maintained outside Bank;

(g)           intercreditor agreement;

(h)           agreement to provide insurance;

(i)            payment of the fees and Bank Expenses then due specified in Section 2.5 hereof;

(j)            current financial statements of Borrower including Borrower’s 2005 Fiscal Year projections approved by Borrower’s board of directors;

(k)           an audit of the Collateral, the results of which shall be satisfactory to Bank; and

(l)            such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

3.2           Conditions Precedent to all Credit Extensions. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

(a)           timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

(b)           the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2.

4.             CREATION OF SECURITY INTEREST.

4.1           Grant of Security Interest. Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except for Permitted Liens, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and, except for Permitted Liens, will constitute a valid, first priority security interest in Collateral acquired after the date hereof. Borrower also hereby agrees to not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of its intellectual property.

4.2           Delivery of Additional Documentation Required. Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue the perfection of Bank’s security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents. Borrower from time to time may deposit with Bank specific time deposit accounts to secure specific Obligations. Borrower authorizes Bank to hold such balances in pledge and to decline to honor any drafts thereon or any request by Borrower or any other Person to pay or otherwise transfer any part of such balances for so long as the Obligations are outstanding.

4.3           Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower’s usual business hours but no more than twice a year (unless an Event of Default has occurred and is continuing), to inspect Borrower’s Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower’s financial condition or the amount, condition of, or any other matter relating to, the Collateral.

4.4           Termination of Financing Statement. Upon final payment in full by Borrower of all of the Obligations, and upon written request therefor by Borrower, Bank shall, within a reasonable time, authorize Borrower to file a termination statement with respect to the Collateral.

5.             REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants as follows:

5.1           Due Organization and Qualification. Borrower and each Subsidiary is a corporation duly existing under the laws of its state of incorporation and qualified and licensed to do business in any state in which the failure to be so qualified or licensed could be reasonably likely to have a Material Adverse Effect.

5.2           Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within Borrower’s powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower’s Certificate of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound, Borrower is not in default under any material agreement to which it is a party or by which it is bound.

5.3           No Prior Encumbrances. Borrower has good and marketable title to its property, free and clear of Liens, except for Permitted Liens.

5.4           Bona Fide Eligible Accounts. The Eligible Accounts are bona fide existing obligations. The property and services giving rise to such Eligible Accounts has been delivered or rendered to the account debtor or to the account debtor’s agent for immediate and unconditional acceptance by the account debtor. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor that is included in any Borrowing Base Certificate as an Eligible Account.

5.5           Merchantable Inventory. All Inventory is in all material respects of good and marketable quality, free from all material defects, except for Inventory for which adequate reserves have been made.

5.6           Intellectual Property. Except as set forth in the Schedule, Borrower is the sole owner of its patents, trademarks, copyrights and other intellectual property, except for non-exclusive licenses granted to Borrower or by Borrower to its customers in the ordinary course of business. To the best of Borrower’s knowledge, each of Borrower’s patents is valid and enforceable, and no part of its intellectual property has been judged invalid or unenforceable, in whole or in part, and, except as set forth in the Schedule, no claim has been made that any part of its intellectual property violates the rights of any third party.

5.7           Name; Location of Chief Executive Office. Except as disclosed in the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in Section 10 hereof. All Borrower’s Inventory and Equipment is located only at the location set forth in Section 10 hereof.

5.8           Litigation. Except as set forth in the Schedule, there are no actions or proceedings pending by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect, or a material adverse effect on Borrower’s interest or Banks security interest in the Collateral.

5.9           No Material Adverse Change in Financial Statements. Except as set forth on the Schedule, all consolidated and consolidating financial statements related to Borrower and any Subsidiary that Bank has received from Borrower fairly present in all material respects Borrower’s financial condition as of the date thereof and Borrower’s consolidated and consolidating results of operations for the period then ended. There has not been a material adverse change in the consolidated or the consolidating financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

5.10         Solvency, Payment of Debts. Borrower is solvent and able to pay its debts (including trade debts) as they mature.

5.11         Regulatory Compliance. Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA, and no event has occurred resulting from Borrower’s failure to comply with ERISA that could result in Borrower’s incurring any material liability. Borrower is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor Standards Act. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

5.12         Environmental Condition. Except as disclosed in the Schedule, none of Borrower’s or any Subsidiary’s properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower’s knowledge, none of Borrower’s properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the releasing, or otherwise disposing of hazardous waste or hazardous substances into the environment.

5.13         Taxes. Except as set forth in the Schedule, Borrower and each Subsidiary have filed or caused to be filed all tax returns required to be filed, and have paid, or have made adequate provision for the payment of, all taxes reflected therein, except such taxes as are being contested in good faith with adequate reserves in accordance with GAAP.

5.14         Subsidiaries. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

5.15         Government Consents; Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower’s business as currently conducted, the failure to obtain which could have a Material Adverse Effect.

5.16         Accounts. Not more than sixty five percent (65%) of the total dollar value of the assets in Borrower’s or any Subsidiary’s depository, operating, or investment accounts is maintained or invested with a Person other than Bank.

5.17         Full Disclosure. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

6.             AFFIRMATIVE COVENANTS.

Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

6.1           Good Standing. Borrower shall maintain its and each of its Subsidiaries’ corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to be so qualified could reasonably be expected to have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

6.2           Government Compliance. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect.

6.3           Financial Statements, Reports, Certificates. Borrower shall deliver the following to Bank:  (a) as soon as available, but in any event within thirty (30) days after the end of each calendar month, a company prepared consolidated balance sheet, income, and cash flow statement covering Borrower’s consolidated operations during such period, prepared in accordance with GAAP (except for the absence of footnotes and subject to year end adjustments), consistently applied, in a form acceptable to Bank and certified by a Responsible Officer; (b) as soon as available, but in any event within one hundred twenty (120) days after the end of Borrower’s fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank (except that with respect to Borrower’s 2003 Fiscal Year, such statements shall be delivered no later than August 15, 2004); (c) copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and, if applicable, all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Fifty Thousand Dollars ($50,000) or more; and (e) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable and accounts payable.

Borrower shall deliver to Bank with the monthly financial statements, a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.

Bank shall have a right from time to time hereafter to audit Borrower’s Accounts and appraise Collateral at Borrower’s expense, provided that such audits or appraisals will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing and shall not, in any case, cost more than $2,000 per audit or appraisal.

6.4           Inventory; Returns. Borrower shall keep all Inventory in good and marketable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

6.5           Taxes. Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

6.6           Insurance.

(a)           Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrowers business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower’s business, ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower’s.

(b)           All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender’s loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof, and all liability insurance policies shall show the Bank as an additional insured and shall specify that the insurer must give at least twenty (20) days notice to Bank before canceling its policy for any reason. Upon Bank’s request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

6.7           Accounts. Borrower shall maintain and shall cause each of its Subsidiaries to maintain not less than thirty five percent (35%) of its total cash and investments in depository, operating, and investment accounts with Bank and/or Comerica Securities, Inc and within 30 days of the Closing Date, Borrower shall close Account Nos. 104756246559 and 10475790600 held at U.S. Bank and shall transfer all funds held in such accounts to an account held at Bank.

6.8           Quick Ratio. Borrower shall maintain at all times, measured as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities plus, to the extent not already included therein, all Indebtedness (including without limitation any Contingent Obligations) owing from Borrower to Bank of at least 1.25 to 1.00.

6.9           Performance to Plan. Borrower shall achieve Net Income (determined in accordance with GAAP) of not less than eighty percent (80%) of the applicable amount of Net Income set out in Borrower’s Plan and shall not suffer Net Losses (determined in accordance with GAAP) in excess of one hundred twenty percent (120%) of the applicable amount of Net Losses set out in Borrower’s Plan, measured on a monthly basis. As used herein, “Borrower’s Plan” means a) through September 30, 2004, those certain financial projections for Borrower’s 2004 Fiscal Year attached hereto as Annex I and b) thereafter, those certain financial projections delivered to Bank for each of Borrower’s subsequent fiscal years in form and substance reasonably acceptable to Bank.

6.10         Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

7.             NEGATIVE. COVENANTS.

Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Credit Extensions, Borrower will not do any of the following:

7.1           Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, a “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, including its intellectual property, other than Permitted Transfers.

7.2           Change in Business; Change in Control or Executive Office. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto); or cease to conduct business in the manner conducted by Borrower as of the Closing Date; or suffer or permit a Change in Control; or without thirty (30) days prior written notification to Bank, relocate its chief executive office or state of incorporation or change its legal name; or without Bank’s prior written consent, change the date on which its fiscal year ends.

7.3           Mergers or Acquisitions. Without Bank’s prior written consent which shall not be unreasonably withheld, merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person (other than Permitted Investments).

7.4           Indebtedness. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

7.5           Encumbrances. Create, incur, assume or suffer to exist any Lien with respect to any of its property, including its intellectual property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens. Except as disclosed on the Schedule, Agree with any Person other than Bank not to grant a security interest in, or otherwise encumber, any of its property, or permit any Subsidiary to do so.

7.6           Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, or permit any of its Subsidiaries to do so, except that Borrower may (i) pay dividends in capital stock, (ii) repurchase the stock of former employees pursuant to stock repurchase agreements as long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase, (iii) convert any of its convertible securities (including warrants) into other securities pursuant to the terms of such convertible securities, (iv) distribute securities to employees on the exercise of their options, or (iv) make other such distributions, to the extent not otherwise prohibited herein and provided that the aggregate amount of such other distributions does not exceed Two Hundred Thousand Dollars ($100,000) during the term of this Agreement.

7.7           Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments; or maintain or invest any of its property with a Person other than Bank or permit any of its Subsidiaries to do so unless such Person has entered into an account control agreement with Bank in form and substance satisfactory to Bank; or suffer or permit any Subsidiary to be a party to, or be bound by, an agreement that restricts such Subsidiary from paying dividends or otherwise distributing property to Borrower.

7.8           Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.9           Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank’s prior written consent which shall not be unreasonably withheld.

7.10         Inventory and Equipment. Store the Inventory or the Equipment having a value in excess of $ 10,000 with a bailee, warehouseman, or other third party unless the third party has been notified of Banks security interest and Bank (a) has received an acknowledgment from the third party that it is holding or will hold the Inventory or Equipment for Bank’s benefit or (b) is in pledge possession of the warehouse receipt, where negotiable, covering such Inventory or Equipment. Store or maintain any Equipment or Inventory at a location other than the location set forth in Section 10 of this Agreement

7.11         Compliance. Become an “investment company” or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could have a Material Adverse Effect, or a material adverse effect on the Collateral or the priority of Banks Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.

7.12         Negative Pledge Agreements. Except as set forth in the Schedule, permit the inclusion in any contract to which it or a Subsidiary becomes a party of any provisions that could restrict or invalidate the creation of a security interest in any of Borrower’s or such Subsidiary’s property.

8.             EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

8.1           Payment Default. If Borrower fails to pay, when due, any of the Obligations;

8.2           Covenant Default.

(a)           If Borrower fails to perform any obligation under Article 6 or violates any of the covenants contained in Article 7 of this Agreement; or

(b)           If Borrower fails or neglects to perform or observe any other material term, provision, condition, covenant contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition or covenant that can be cured, has failed to cure such default within ten days after Borrower receives notice thereof or any officer of Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten day period or cannot after diligent attempts by Borrower be cured within such ten day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed 30 days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default but no Credit Extensions will be made.

8.3           Material Adverse Effect. If there occurs any circumstance or circumstances that could have a Material Adverse Effect;

8.4           Attachment. If any material portion of Borrower’s assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower’s assets, or if a notice of lien, levy, or assessment is filed of record with respect to any material portion of Borrower’s assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

8.5           Insolvency. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within thirty (30) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

8.6           Other Agreements. If there is a default or other failure to perform in any agreement to which Borrower is a party or by which it is bound resulting in a right by a third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or which could have a Material Adverse Effect;

8.7           Subordinated Debt. If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

8.8           Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

8.9           Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document

9.             BANK’S RIGHTS AND REMEDIES.

9.1           Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

(a)           Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5, all Obligations shall become immediately due and payable without any action by Bank);

(b)           Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

(c)           Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

(d)           Make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank’s determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower’s owned premises, Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank’s rights or remedies provided herein, at law, in equity, or otherwise;

(e)           Set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

(f)            Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section 9.1, Borrower’s rights under all licenses and all franchise agreements shall inure to Banks benefit;

(g)           Dispose of the Collateral by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower’s premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate;

(h)           Bank may credit bid and purchase at any public sale; and

(i)            Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

9.2           Power of /Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank’s designated officers, or employees) as Borrower’s true and lawful attorney to:  (a) send requests for verification of Accounts or notify account debtors of Bank’s security interest in the Accounts; (b) endorse Borrower’s name on any checks or other forms of payment or security that may come into Banks possession; (c) sign Borrower’s name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower’s policies of insurance; (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; and (g) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower’s attorney in fact, and each and every one of Banks rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank’s obligation to provide Credit Extensions hereunder is terminated.

9.3           Accounts Collection. At any time during the term of this Agreement, Bank may notify any Person owing funds to Borrower of Banks security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Banks trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit

9.4           Bank Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrower:  (a) make payment of the same or any part thereof; (b) set up such reserves under a loan facility in Section 2.1 as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

9.5           Bank’s Liability for Collateral. So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for:  (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

9.6           Remedies Cumulative. Bank’s rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower’s part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

9.7           Demand; Protest. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

10.           NOTICES

Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

If to Borrower:	RELIANT TECHNOLOGIES, INC.
5375 Mira Sorrento Place, Ste. 100
San Diego, CA 92121
Attn: Director of Finance/Controller
FAX: (858) 622-9678

If to Bank:	Comerica Bank
2321 Rosecrans Ave., Suite 5000
El Segundo, CA 90245
Attn: Manager
FAX: (310) 338-6110

with a copy to:	Comerica Bank
11512 El Camino Real, Suite 350
San Diego, CA 92130
Attn: Scott Foote – Vice President
FAX: (858)509-2365

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

11.           CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California.

BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12.          JUDICIAL REFERENCE.

If and only if the jury trial waiver set forth in Section 11 of this Agreement is invalidated for any reason by a court of law, statute or otherwise, the reference provisions set forth below shall be substituted in place of the jury trial waiver. So long as the jury trial waiver remains valid, the reference provisions set forth in this Section shall be inapplicable.

12.1         Each controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement, any security agreement executed by Borrower in favor of Bank, any note executed by Borrower in favor of Bank or any other document, instrument or agreement executed by Borrower with or in favor of Bank (collectively in this Section, the “Loan Documents”), other than (i) all matters in connection with nonjudicial foreclosure of security interests in real or personal property; or (ii) the appointment of a receiver or the exercise of other provisional remedies (any of which may be initiated pursuant to applicable law) that are not settled in writing within fifteen (15) days after the date on which a party subject to the Loan Documents gives written notice to all other parties that a Claim exists (the “Claim Date”) shall be resolved by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor sections (“CCP”), which shall constitute the exclusive remedy for the resolution of any Claim concerning the Loan Documents, including whether such Claim is subject to the reference proceeding. Except as set forth in this section, the parties waive the right to initiate legal proceedings against each other concerning each such Claim. Venue for these proceedings shall be in the Superior Court in the County where the real property, if any, is located or in a County where venue is otherwise appropriate under state law (the “Court”). By mutual agreement, the parties shall select a retired Judge of the Court to serve as referee, and if they cannot so agree within fifteen (15) days after the Claim Date, the Presiding Judge of the Court (or his or her representative) shall promptly select the referee. A request for appointment of a referee may be heard on an ex parte or expedited basis. The referee shall be appointed to sit as a temporary judge, with all the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP §170.6. Upon being selected, the referee shall (a) be requested to set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection and (b) if practicable, try any and all issues of law or fact and report a statement of decision upon them within ninety (90) days of the date of selection. The referee will have power to expand or limit the amount of discovery a party may employ. Any decision rendered by the referee will be final, binding and conclusive, and judgment shall be entered pursuant to CCP §644 in any court in the State of California having jurisdiction. The parties shall complete all discovery no later than fifteen (15) days before the first trial date established by the referee. The referee may extend such period in the event of a party’s refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to “priority” in conducting discovery. Either party may take depositions upon seven (7) days written notice, and shall respond to requests for production or inspection of documents within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

12.2         Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. Except for trial, all proceedings and hearings conducted before the referee shall be conducted without a court reporter unless a party requests a court reporter. The party making such a request shall have the obligation to arrange for and pay for the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties shall equally bear the costs of the court reporter at the trial and the referee’s expenses.

12.3         The referee shall determine all issues in accordance with existing California case and statutory law. California rules of evidence applicable to proceedings at law will apply to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that shall be binding upon the parties. At the close of the reference proceeding, the referee shall issue a single judgment at disposing of all the claims of the parties that are the subject of the reference. The parties reserve the right (i) to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee and (ii) to obtain findings of fact, conclusions of laws, a written statement of decision, and (iii) to move for a new trial or a different judgment, which new trial, if granted, shall be a reference proceeding under this provision.

12.4         If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration conducted by a retired judge of the Court, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth in this Section shall apply to any such arbitration proceeding.

13.           GENERAL PROVISIONS.

13.1         Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank’s prior written consent, which consent may be granted or withheld in Banks sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights and benefits hereunder.

13.2         Indemnification. Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under this Agreement, or otherwise (including without limitation reasonable attorneys’ fees and expenses), except for losses caused by Banks gross negligence or willful misconduct.

13.3         Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

13.4         Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

13.5         Amendments in Writing, Integration. Neither this Agreement nor the Loan Documents can be amended or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement and the Loan Documents, if any, are merged into this Agreement and the Loan Documents.

13.6         Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

13.7         Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding or Bank has any obligation to make

Credit Extensions to Borrower. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 13.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

13.8         Confidentiality. In handling any confidential information Bank and all employees and agents of Bank, including but not limited to accountants, shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the subsidiaries or affiliates of Bank in connection with their present or prospective business relations with Borrower, (ii) to prospective transferees or purchasers of any interest in the Loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank and (v) as Bank may determine in connection with the enforcement of any remedies hereunder. Confidential information hereunder shall not include information that either:  (a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

RELIANT TECHNOLOGIES, INC.

By:	/s/ Roger Howe

Title:	Chairman and CFO

COMERICA BANK

By:	/s/ Signatory

Title:	SVP

[Signature Page to Loan and Security Agreement]

DEBTOR	RELIANT TECHNOLOGIES, INC.

SECURED PARTY:	COMERICA BANK

EXHIBIT A

COLLATERAL DESCRIPTION ATTACHMENT
TO LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)                                  all accounts (including health-care -insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)                                 all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the forgoing, or any parts thereof or any underlying or component elements of any of the forgoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright (collectively, “Copyrights”);

(c)                                  all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark (collectively, “Trademarks”);

(d)                                 all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing (collectively, “Patents”); and

(e)                                  any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.

Notwithstanding the foregoing, (1) the Collateral shall not include any Copyrights, Patents, Trademarks, source code and applications therefor, now owned or hereafter acquired, or any claims for damages by way of any past, present and future infringement of any of the foregoing (collectively, the “Intellectual Property”); provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court)

holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of the Closing Date, include the intellectual Property to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment, and (2) the Collateral shall also not include any property that (a) is nonassignable by its terms without the consent of the licensor thereof (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the Code), or (b) the granting of a security interest therein is contrary to applicable law; provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral; and provided further that the provisions of this paragraph shall in no case exclude from the definition of “Collateral” any Accounts, proceeds of the disposition of any property, or general intangibles consisting of rights to payment, all of which shall at al times constitute “Collateral”.

EXHIBIT B

TECHNOLOGY & LIFE SCIENCES DIVISION
LOAN ANALYSIS
LOAN ADVANCE/PAYDOWN REQUEST FORM
DEADLINE FOR SAME DAY PROCESSING IS [3:00* P.M., Pacific Time/ 3:30 P.M. Eastern Time]
FORMULA BASED LINES: DEADLINE FOR NEXT DAY PROCESSING IS [3:00* P.M., Pacific Time/ 330 P.M. Eastern Time]
DEADLINE FOR WIRE TRANSFERS IS [1:30 P.M., Pacific Time/ 3:30 P.M. Eastern Time]
[*At month end and the day before a holiday, the cut off time is 1:30 P.M., Pacific Time]

To: Loan Analysis	DATE:	TIME:
FAX #: (650) 846-6840

FROM:	RELIANT TECHNOLOGIES. INC.	TELEPHONE REQUEST (For Bank Use Only):
Borrower’s Name

FROM:		The following person is authorized to request the loan payment transfer/loan advance on the designated account and is known to me.
Authorized Signer’s Name

FROM:
	Authorized Signer’s Name	Authorized Request & Phone #

PHONE #:
Received by (Bank) & Phone #
FROM ACCOUNT #: (please include Note number, if applicable)

TO ACCOUNT #: (please include Note number, if applicable)		Authorized Signature (Bank)

REQUESTED TRANSACTION TYPE	REQUESTED DOLLAR AMOUNT	For Bank Use Only

PRINCIPAL INCREASE* (ADVANCE)	$	Date Rec’d:
PRINCIPAL PAYMENT (ONLY)	$	Time:
Comp. Status: YES NO
OTHER INSTRUCTIONS:		Status Date:
Time:
Approval:

All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties the date expressly referring to another date shall be true, correct and complete in all material respects as of such date.

*IS THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE?  (PLEASE CIRCLE ONE)                         YES                         NO

If YES, the Outgoing Wire Transfer Instructions must be completed below.

OUTGOING WIRE TRANSFER INSTRUCTIONS	Fed Reference Number	Bank Transfer Number

The items marked with an asterisk (*) are required to be completed.

*Beneficiary Name
*Beneficiary Account Number
*Beneficiary Address
Currency Type	US DOLLARS ONLY
*ABA Routing Number (9 Digits)
*Receiving Institution Name
*Receiving Institution Address
*Wire Account	$

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: RELIANT TECHNOLOGIES, INC. Comerica Bank	Lender:

Commitment Amount: $2,000,000

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of		$
2.	Additions (please explain on reverse)		$
3.	TOTAL ACCOUNTS RECEIVABLE		$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Balance of 25% over 90 day accounts	$
6.	Concentration Limits
7.	Foreign Accounts	$
8.	Governmental Accounts	$
9.	Contra Accounts	$
10.	Demo Accounts	$
11.	Intercompany/Employee Accounts	$
12.	Other (please explain on reverse)	$
13.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$
14.	Eligible Accounts (#3 minus #13)		$
15.	LOAN VALUE OF ACCOUNTS (80% of #14)		$

INVENTORY
16.	LOAN VALUE OF INVENTORY (80%; $1,500,000 max.)		$

BALANCES
17.	Maximum Loan Amount			$2,000,000
18.	Total Funds Available [Lesser of #17 or #15 plus #16]		$
19.	Present balance owing on Line of Credit		$
20.	RESERVE POSITION (#18 minus #19)		$

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

RELIANT TECHNOLOGIES, INC.

By:
Authorized Signer

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:                                                                            COMERICA BANK

FROM:                                                         RELIANT TECHNOLOGIES, INC.

The undersigned authorized Officer of RELIANT TECHNOLOGIES, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                         with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

REPORTING COVENANTS	REQUIRED	COMPLIES

Monthly financial statements	Monthly, within 30 days	YES	NO
Annual (CPA Audited - FY 2003)	August 15, 2004	YES	NO
Annual (CPA Audited - FY 2004 and thereafter)	FYE within 120 days	YES	NO
10K and 10Q	(as applicable)	YES	NO
A/R & A/P Agings, Borrowing Base Cert.	Monthly, within 30 days	YES	NO
A/R Audit	Initial and Semi-Annual	YES	NO
Total amount of Borrower’s cash and investments	Amount $	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount $	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
Measured on a Monthly Basis:
Minimum Quick Ratio	1.25:1.00	:1.00	YES	NO
Net Loss/Net Income to Plan	$	$	YES	NO

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:

SIGNATURE	Verified:
AUTHORIZED SIGNER

TITLE	Date:

DATE	Compliance Status: YES NO

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of August 17, 2005, by and between COMERICA BANK (“Bank”) and RELIANT TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of August 26, 2004, as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. The following defined term in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means August 24, 2006.

2. Section 1.1 of the Agreement is hereby amended to add the following new defined terms:

“Cash” means unrestricted cash and cash equivalents.

“Liquidity” means the sum of (1) Cash, plus (2) Accounts as set forth in Borrower’s books.

“Tangible Net Worth” means at any date as of which the amount thereof shall be determined, the sum of the capital stock, partnership interest or limited liability company interest of Borrower and its Subsidiaries minus intangible assets, determined in accordance with GAAP.

3. The defined terms “Current Liabilities” and “Quick Assets” in Section 1.1 are hereby deleted in their entirety.

4. Section 6.8 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Bank Debt Liquidity Coverage. Borrower shall maintain at all times, measured as of the last day of each calendar month, a ratio of Liquidity to all Indebtedness to Bank of at least 1.50 to 1.00.”

5. Section 6.9 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Tangible Net Worth. Borrower shall maintain at all times, measured as of the last day of each calendar month, a minimum Tangible Net Worth of not less than $1.”

6. Exhibit D to the Agreement is amended and restated in its entirety by Exhibit D attached hereto as Annex 1.

7. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

8. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

1

9. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

10. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

11. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[signature page follows]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

RELIANT TECHNOLOGIES, INC.

By:	/s/ Harvard Sung

Title:	CFO

COMERICA BANK

By:

Title:

3

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of RELIANT TECHNOLOGIES, INC. and that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.                          Any one (1) of the following CEO, CFO (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)                    Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of August 26, 2004, as amended by that certain First Amendment to Loan and Security Agreement dated August 17, 2005, as may subsequently be amended from time to time.

(b)                   Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)                    Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)                   Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)                    Issue a warrant or warrants to purchase the Corporation’s capital stock; and

(f)                      Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.                          Bank be and is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.                          Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.                          These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

1

5.                          Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.                          The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

HARVARD SUNG	CFO	/s/ Harvard Sung

DENNIS CONDON	CEO	/s/ Dennis Condon

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on August 17, 2005.

/s/ Harvard Sung
Secretary

The Above Statements are Correct.	/s/ Dennis Condon
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

2

Annex I

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	RELIANT TECHNOLOGIES, INC.

The undersigned authorized Officer of RELIANT TECHNOLOGIES, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as such agreement may be amended, modified or supplemented from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                                               with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Monthly financial statements	Monthly, within 30 days	YES	NO
Annual (CPA Audited — FY 2004)	September 15, 2005	YES	NO
Annual (CPA Audited — FY 2005 and thereafter)	FYE within 120 days	YES	NO
10K and 10Q	(as applicable)	YES	NO
A/R & A/P Agings, Borrowing Base Cert.	Monthly, within 30 days	YES	NO
A/R and Inventory Audit	Initial and Semi-Annual	YES	NO
Total amount of Borrower’s cash and investments	Amount $	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount $	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
Measured on a Monthly Basis:
Minimum Bank Debt Liquidity Coverage	1.50:1.00	:1.00	YES	NO
Minimum TNW	$1.00	$	YES	NO

Comments Regarding Exceptions: See Attached.

Exhibit D - Page 1

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

BANK USE ONLY
Rec’d By:
Authorized Signer	Date:
Reviewed By:
Name:	Date:
Financial Compliance Status: YES/NO
Title:

Exhibit D - Page 2

WAIVER AND SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Waiver and Second Amendment to Loan and Security Agreement (this “Waiver and Amendment”) is entered into as of November 3, 2005, by and between COMERICA BANK (“Bank”) and RELIANT TECHNOLOGIES, INC. (“Borrower”).

RECITALS

A.                                   Borrower and Bank are parties to that certain Loan and Security Agreement dated as of August 26, 2004, as amended from time to time, as amended by the First Amendment to Loan and Security Agreement dated August 17, 2005 (as amended, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Waiver and Amendment.

B.                                     Certain Events of Default have occurred and are existing under Section 8.2(a) of the Agreement due to Borrower’s breach of the monthly reporting requirements set forth in Section 6.3(a) of the Agreement for the months ending June, July and August 2005 (such Events of Default hereinafter are referred to collectively as the “Existing Events of Default”).

C.                                     Borrower has requested that Bank waive the Existing Events of Default, increase the amount of the Revolving Line, add an additional Term Loan, and make certain other modifications to the Agreement.

NOW, THEREFORE, the parties agree as follows:

1.                                       Any and all initially-capitalized terms used in this Waiver and Amendment without definition shall have their respective meanings specified in the Agreement.

2.                                       Bank hereby waives each of the Existing Events of Default. Such waiver by Bank shall constitute a waiver of only the Existing Events of Default and shall not be a waiver of Borrower’s failure to comply with the monthly reporting requirements set forth in Section 6.3(a) of the Agreement for any other month end other than those specified in Recital B.

3.                                       The following defined terms in Section 1.1 of the Agreement hereby are amended or restated as follows:

“‘Credit Extension’ means each Advance, the Term Advance or any other extension by Bank to or for the benefit of Borrower hereunder.”

“‘Revolving Line’ means a credit extension of up to Four Million Dollars ($4,000,000).”

“‘Term Maturity Date’ means February 3, 2009.”

“‘Term Advance’ means a cash advance under the Term Loan.”

“‘Term Loan’ means a Credit Extension of up to One Million Dollars ($1,000,000).”

“‘Waiver and Amendment’ means the Waiver and Second Amendment to Loan and Security Agreement, dated as of November 3, 2005, by and between Bank and Borrower.”

4.                                       Section 6.7 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Borrower shall maintain and shall cause each of its Subsidiaries to maintain not less than fifty percent (50%) of its total cash and investments in depository, operating, and investment accounts with Bank and/or Comerica Securities, Inc and within 30 days of the Closing Date, Borrower shall close

Account Nos. 104756246559 and 10475790600 held at U.S. Bank and shall transfer all funds held in such accounts to an account held at Bank.”

5.                                       A new Section 2.1(b) is added to the Agreement to read in its entirety as follows:

“(b)                           Term Loan.

(i)                                     Subject to and upon the terms and conditions of this Agreement, concurrently with the execution of the Waiver and Amendment, Bank shall make a Term Loan to the Borrower in a single advance in the original principal amount of One Million Dollars ($1,000,000).

(ii)                                  Interest shall accrue from the date the Term Advance is made at the rate specified in Section 2.3(a), and shall be payable in accordance with Section 2.3(c). All amounts outstanding under the Term Advance shall be due and payable in equal monthly installments of principal on the last day of each month, commencing on February 28, 2006, until the Term Maturity Date, at which time all amounts owing under this Section 2.1(b) shall be immediately due and payable. All amounts borrowed pursuant to this Section 2.1(b) once repaid may not be reborrowed at any time prior to the Term Maturity Date. Borrower may prepay the Term Advance, in whole or in part, from time to time, without penalty or premium.”

6.                                       Sections 2.3(a) and (c) of the Agreement are hereby amended and restated in their entireties to read as follows:

“(a)                            Interest Rate.

(i)                                     Revolving Line. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding daily balance thereof, at a variable rate equal to one percent (1.00%) above the Prime Rate; and

(ii)                                  Term Loan. Except as set forth in Section 2.3(b), the Term Advance shall bear interest, on the outstanding daily balance thereof, at a variable rate equal to two percent (2.00%) above the Prime Rate.”

“(c)                            Payments.

(i)                                     Revolving Line. Interest hereunder shall be due and payable on the last calendar day of each month during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower’s deposit accounts or against the Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder. All payments shall be free and clear of any taxes, withholdings, duties, impositions or other charges, to the end that Bank will receive the entire amount of any Obligations payable hereunder, regardless of source of payment.

(ii)                                  Term Loan. Interest hereunder shall be due and payable on the last calendar day of each month during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower’s deposit accounts, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder. All payments shall be free and clear of any taxes, withholdings, duties, impositions or other charges, to the end that Bank will receive the entire amount of any Obligations payable hereunder, regardless of source of payment.”

7.                                       Section 6.8 of the Agreement is hereby amended and restated in its entirety to read as follows:

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“Bank Debt Liquidity Coverage. Borrower shall maintain at all times, measured as of the last day of each calendar month, a ratio of Liquidity to all Indebtedness to Bank of at least 1.25 to 1.00.”

8.                                       Section 6.9 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Maximum Net Loss. Borrower shall not suffer net losses in excess of the following amounts for the respective periods (measured quarterly):

Quarter Ending	Maximum Net Loss
December 31, 2005	($3,000,000)
March 31, 2006	($2,500,000) and
June 30, 2006, and the last day of each fiscal quarter thereafter	($750,000)

9.                                       Exhibits C and D to the Agreement are deleted and replaced with Exhibits C and D attached hereto.

10.                                 The first paragraph of the Schedule of Exceptions to the Agreement referencing Permitted Indebtedness is hereby amended and restated as follows:

“Indebtedness in the aggregate principal amount of $9,000,000 incurred in connection with that certain Loan and Security Agreement, dated as of April 2, 2004, as amended by that First Amendment to Loan and Security Agreement, dated August 26, 2004, as further amended by that Amendment No. 2 to Loan and Security Agreement dated November 3, 2005, by and between Borrower, Pinnacle Ventures, L.L.C., as agent, and Pinnacle Ventures I-A (Sub) (Q), L.P., Pinnacle Ventures I-B, L.P., and Pinnacle Ventures I Affiliates, L.P., as lenders.”

11.                                 Notwithstanding anything to the contrary set forth in Section 6.3(b) of the Agreement, Borrower shall deliver to Bank audited annual financial statements for Borrower’s fiscal year ending December 31, 2004, on or before November 30, 2005.

12.                                 No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

13.                                 Unless otherwise defined, all initially capitalized terms in this Waiver and Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Waiver and Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

14.                                 Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Waiver and Amendment, and that no Event of Default has occurred and is continuing.

15.                                 As a condition to the effectiveness of this Waiver and Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                                  this Waiver and Amendment, duly executed by Borrower;

(b)                                 a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Waiver and Amendment;

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(c)                                  an amendment and affirmation of Subordination and Intercreditor Agreement;

(d)                                 a warrant to purchase 13,333 shares of common stock of Borrower,

(c)                                  an agreement to provide insurance;

(f)                                    an amendment fee at to Five Thousand Dollars ($5,000), which shall be nonrefundable;

(g)                                 all reasonable Bank Expenses incurred through the data of this Waiver and Amendment, which may be debited from any of Borrower’s accounts; and

(h)                                 such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate,

16.                                 This Waiver and Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Waiver and Amendment as of the first date above written.

RELIANT TECHNOLOGIES, INC.

By:	/s/ Harvard Sung

Title:	CFO

COMERICA BANK

By:	/s/ R. Cunningham

Title:	SVP

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EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: RELIANT TECHNOLOGIES, INC. Comerica Bank	Lender:

Commitment Amount: $4,000,000

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of		$
2.	Additions (please explain on reverse)		$
3.	TOTAL ACCOUNTS RECEIVABLE		$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Balance of 25% over 90 day accounts	$
6.	Concentration Limits
7.	Foreign Accounts	$
8.	Governmental Accounts	$
9.	Contra Accounts	$
10.	Demo Accounts	$
11.	Intercompany/Employee Accounts	$
12.	Other (please explain on reverse)	$
13.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$
14.	Eligible Accounts (#3 minus #13)		$
15.	LOAN VALUE OF ACCOUNTS (80% of #14)		$

INVENTORY
16.	LOAN VALUE OF INVENTORY (80%; $1,500,000 max.)		$

BALANCES
17.	Maximum Loan Amount			$4,000,000
18.	Total Funds Available [Lesser of #17 or #15 plus #16]		$
19.	Present balance owing on Line of Credit		$
20.	RESERVE POSITION (#18 minus #19)		$

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

RELIANT TECHNOLOGIES, INC.

By:
Authorized Signer

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:                                                                            COMERICA BANK

FROM:                                                         RELIANT TECHNOLOGIES, INC.

The undersigned authorized Officer of RELIANT TECHNOLOGIES, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as such agreement may be amended, modified or supplemented from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                                with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

REPORTING COVENANTS	REQUIRED	COMPLIES

Monthly financial statements	Monthly, within 30 days	YES	NO
Annual (CPA Audited - FY 2004)	November 30, 2005	YES	NO
Annual (CPA Audited - FY 2005 and thereafter)	FYE within 120 days	YES	NO
10K and 10Q	(as applicable)	YES	NO
A/R & A/P Agings, Borrowing Base Cert.	Monthly, within 30 days	YES	NO
A/R and Inventory Audit	Initial and Semi-Annual	YES	NO
Total amount of Borrower’s cash and investments	Amount $	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount $	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

Maintain at all Times; Measured on a Monthly Basis unless otherwise indicated

Minimum Bank Debt Liquidity Coverage	1.25:1.00	:1.00	YES	NO
Net Loss (Measured on a Quarterly Basis):
FQE 12/31/05	$(3,000,000)	$	YES	NO
FQE 3/31/06	$(2,500,000)	$	YES	NO
FQE 6/30/06, and all FQE thereafter	$(750,000)	$	YES	NO

Comments Regarding Exceptions: See Attached.

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

BANK USE ONLY
Rec’d By:
Authorized Signer	Date:
Reviewed By:
Name:	Date:
Title:	Financial Compliance Status: YES / NO

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Corporation Resolutions and Incumbency Certification
Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of RELIANT TECHNOLOGIES, INC., and that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.                                       Any one (1) of the following                                                        (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)                                  Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of August 26, 2004, as amended by that certain First Amendment to Loan and Security Agreement dated August 17, 2005, and as amended by that certain Waiver and Second Amendment to Loan and Security Agreement, dated November 3, 2005, as may subsequently be amended from time to time.

(b)                                 Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)                                  Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)                                 Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)                                  Issue a warrant or warrants to purchase the Corporation’s capital stock; and

(f)                                    Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.                                       Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.                                       Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.                                       These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

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5.                                       Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.                                       The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on November 3, 2005.

Secretary

The Above Statements are Correct.                             SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

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COMERICA BANK
Member FDIC
ITEMIZATION OF AMOUNT FINANCED
DISBURSEMENT INSTRUCTIONS
(Term Loan)

Name(s): Reliant Technologies, Inc., a Delaware corporation                                                                  Date: November 3, 2005

$1,000,000 credited to deposit account No. when Term Loan Advances are requested or disbursed to Borrower by cashiers check or wire transfer

Amounts paid to others on your behalf:

$	to Comerica Bank for Document Fee

$	to Bank counsel fees and expenses

$	to

$	to

$	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

Signature	Signature

AGREEMENT TO PROVIDE INSURANCE

TO: COMERICA BANK attn: Deni M. Snider, MC 4770 75 E. Trimble Road San Jose, CA 95131	Date: November 3, 2005 Borrower: RELIANT TECHNOLOGIES, INC.

In consideration of a loan in the amount of $5,000,000, secured by all tangible personal property including inventory and equipment.

We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

We also agree to advise the below named agent to add Comerica Bank as the loss payee on the Lender’s loss payable endorsement to our new or existing insurance policy(s), and to furnish Bank at above address with a copy of such policy(s) and endorsements and any subsequent renewal policies.

We understand that the policy must contain:

1.                                       Fire and extended coverage in an amount sufficient to cover:

The amount of the loan, OR

All existing encumbrances, whichever is greater,

2.                                       Lender’s “Loss Payable” Endorsement Form 438 BFU in favor of Comerica Bank, or any other form acceptable to Bank.

INSURANCE INFORMATION

Insurance Co./Agent	Telephone No.:

Agent’s Address:

Signature of Obligor:

Signature of Obligor:

FOR BANK USE ONLY

INSURANCE VERIFICATION: Date:

Person Spoken to:

Policy Number:

Effective From:	To:

Verified by:

WAIVER AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Waiver and Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of October 30, 2006 by and between COMERICA BANK (“Bank”) and RELIANT TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of August 26, 2004, as amended from time to time, including as amended by that certain first Amendment to Loan and Security Agreement dated August 17, 2005, that certain Waiver and Second Amendment to Loan and Security Agreement dated as of November 3 2005, that certain waiver letter dated as August 10, 2006, and that certain bilateral agreement dated as of August 21, 2006 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                                       Any and all initially-capitalized terms used in this Amendment without definition shall have their respective meanings specified in the Agreement.

2.                                       Bank hereby waives Borrower’s violation of Section 6.9 of the Agreement (Maximum Net Loss covenant) for the quarter ended September 30, 2006 only. This waiver is specific as to content and time, shall be limited precisely as written, and shall not constitute a waiver of any other current or future Default or Event of Default or breach of any covenant Contained in the Agreement or the terms and conditions of any other Loan Documents. Bank expressly reserves all of its various rights, remedies, powers and privileges under the Agreement and the other Loan Documents due to any other Default or breach not waived herein.

3.                                       The following defined terms in Section 1.1 of the Agreement hereby are amended and restated as follows:

“‘Borrowing Base’ means an amount equal to eighty percent (80%) of Eligible Accounts, and forty percent (40%) of Eligible Inventory (provided, that Advances based upon Eligible Inventory shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000)), all as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.”

“‘Cash’ means unrestricted cash and cash equivalents held to accounts with Bank and/or Comerica Securities (so long as such accounts are subject to a control agreement acceptable to Bank), but excluding the cash security held by Bank for that certain $176,882.94 standby letter of credit.”

“‘Liquidity’ means the sum of (i) Cash, plus (2) net Accounts as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.”

“‘Revolving Maturity Date’ means October 24, 2007.”

4.                                       The following new defined terms are hereby added to Section 1.1 of the Agreement in alphabetical order:

“‘Profitability’ means net income after tax excluding non cash stock based compensation expenses, to be calculated based on a quarterly basis until two consecutive quarters of Profitability, at which time Profitability will be calculated based on trailing twelve months basis.”

5.                                       In connection with Borrower’s obligation to provide Bank with financial projections pursuant to Section 6.3 of the Agreement, Borrower by November 30, 2006 shall deliver to Bank its financial projections (approved by Borrower’s board of directors) for the 12 month period following the date of this Amendment, with such projections to be in form and substance reasonably acceptable to Bank.

6.                                       Section 6.8 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6.8                           Alternative Covenant Structure. Borrower at all times shall fulfill the requirements of either Covenant Structure A or Covenant Structure B below:

(a)                                  Covenant Structure A:

(i)                                     Bank Debt Liquidity Coverage. Borrower shall maintain at all times, measured as of the last day of each calendar month, a ratio of Liquidity to all Indebtedness to Bank of at least 1.25 to 1.00; and

(ii)                                  Profitability. Borrower shall have Profitability (measured quarterly) for the respective periods below in excess of the amount corresponding to such period:

Quarter Ending	Profitability
December 31, 2006	$1

Each quarter-ended period thereafter	Amounts to be reasonably determined by Bank after January 15, 2007 based upon financial projections to be provided by Borrower to Bank prior to November 30, 2006.

OR

(b)                                 Covenant Structure B:

(i)                                     Bank Debt/Cash Coverage. At all times commencing November 30, 2006, a ratio of Cash to all Indebtedness to Bank of at least 1.15 to 1.00. Borrower covenants transfer sufficient cash from UBS Warburg to be in compliance with this covenant as of November 30, 2006.”

7.                                       Section 6.9 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6.9                           Intentionally Omitted.”

8.                                       The Bank’s primary notice address set forth in Section 10 of the Agreement is hereby amended to read in its entirety as follows:

“if to Bank:                                                                                    Comerica Bank
75 East Trimble Road, M/C 4770
San Jose, CA 95131
Attn: Manager
FAX (408) 451-8586”

9.                                       Sections 11 and 12 of the Agreement are hereby amended and restated to read in their entirety to read as follows:

“11                              CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the Sate of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL

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ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.

12.                                 JUDICIAL REFERENCE PROVISION.

12.1                           In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

12.2                           With the exception of the items specified in clause (c), below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the “Comerica Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Comerica Documents, venue for the reference proceeding will be in the state or federal Court in the county or district where the real property involved in the action, if any, is located or in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the “Court”).

12.3                           The matters that shall not be subject to a reference are the following:  (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary provisional or ancillary remedies, including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This reference provision does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this reference provision as provided herein.

12.4                           The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).

12.5                           The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

12.6                           The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may by taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

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12.7                           Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

12.8                           The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

12.9                           If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or justice, in accordance with the California Arbitration Act § 1280 through § 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

12.10                     THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER COMERICA DOCUMENTS.

10.                                 No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

11.                                 Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

12.                                 Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

13.                                 As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

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(a)                                  this Amendment, duly executed by Borrower;

(b)                                 a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)                                  all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(d)                                 such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

14.                                 This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

RELIANT TECHNOLOGIES, INC.

By:	/s/Thomas Scannell

Title:	Chief Financial Officer

COMERICA BANK

By:	/s/Signatory

Title:	Senior Vice President

5

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: RELIANT TECHNOLOGIES, INC.	Lender: Comerica Bank

Commitment Amount: $4,000,000

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of		$
2.	Additions (please explain on reverse)		$
3.	TOTAL ACCOUNTS RECEIVABLE		$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Balance of 25% over 90 day accounts	$
6.	Concentration Limits
7.	Foreign Accounts	$
8.	Governmental Accounts	$
9.	Contra Accounts	$
10.	Demo Accounts	$
11.	Intercompany/Employee Accounts	$
12.	Other (please explain on reverse)	$
13.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$
14.	Eligible Accounts (#3 minus #13)		$
15.	LOAN VALUE OF ACCOUNTS (80% of #14)		$

INVENTORY
16.	LOAN VALUE OF INVENTORY (40%; $1,500,000 max.)		$

BALANCES
17.	Maximum Loan Amount			$4,000,000
18.	Total Funds Available [Lesser of #17 or #15 plus #16]		$
19.	Present balance owing on Line of Credit		$
20.	RESERVE POSITION (#18 minus #19)		$

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

RELIANT TECHNOLOGIES, INC.

By:
Authorized Signer

6

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:                                                                            COMERICA BANK

FROM:                                                         RELIANT TECHNOLOGIES, INC.

The undersigned authorized Officer of RELIANT TECHNOLOGIES, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as such agreement may be amended, modified or supplemented from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                                       with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

REPORTING COVENANTS	REQUIRED	COMPLIES

Monthly financial statements	Monthly, within 30 days	YES	NO
Annual (CPA Audited - FY 2004)	November 30, 2005	YES	NO
Annual (CPA Audited - FY 2005 and thereafter)	FYE within 120 days	YES	NO
10K and 10Q	(as applicable)	YES	NO
A/R & A/P Agings, Borrowing Base Cert.	Monthly, within 30 days	YES	NO
A/R and Inventory Audit	Initial and Semi-Annual	YES	NO
Total amount of Borrower’s cash and investments	Amount $	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount $	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

COMPLIANCE WITH EITHER COVENANT STRUCTURE A OR B			YES	NO
Structure A:
(i)Minimum Bank Debt Liquidity Coverage (measured on a monthly basis); and	1.25:1.00	:1.00	YES	NO
(ii) Profitability (measured on a quarterly basis):
FQE 12/31/06	$1	$	YES	NO
FQE thereafter	$ To be reasonably determined by Bank	$	YES	NO

OR

Structure B:
(i) Bank Debt/Cash Coverage (commencing November 30, 2006 and at all times thereafter)	1.15:1.00	:1.00	YES	NO

Comments Regarding Exceptions:  See Attached.

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

BANK USE ONLY
Rec’d By:
Authorized Signer	Date:
Reviewed By:
Name:	Date:
Title:	Financial Compliance Status: YES / NO

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of RELIANT TECHNOLOGIES, INC., and that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.                                       Any one (1) of the following                                         CEO, CFO                                          (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)                                  Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of August 26, 2004, as amended by that certain First Amendment to Loan and Security Agreement dated August 17, 2005, that certain Waiver and Second Amendment to Loan and Security Agreement, dated November 3, 2005, that certain waiver letter dated as of August 10, 2006, that certain bilateral agreement dated as of August 21, 2006, and that certain Waiver and Third Amendment to Loan and Security Agreement dated as of October 30, 2006, and as may subsequently be amended from time to time.

(b)                                 Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)                                  Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)                                 Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)                                  Issue a warrant or warrants to purchase the Corporation’s capital stock; and

(f)                                    Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.                                       Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.                                       Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.                                       These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the

Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.                                       Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.                                       The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

Eric Stang	CEO	/s/Eric Stang

Tom Scannell	CFO	/s/Thomas Scannell

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on October 30, 2006.

/s/Thomas J. Scannell
Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of March 21, 2007, by and between Comerica Bank (“Bank”) and Reliant Technologies, Inc. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of August 26, 2004, as amended from time to time, including as amended by that certain First Amendment to Loan and Security Agreement dated August 17, 2005, that certain Waiver and Second Amendment to Loan and Security Agreement dated as of November 3, 2005, that certain waiver letter dated as August 10, 2006, that certain bilateral agreement dated as of August 21, 2006, and that certain Waiver and Third Amendment to Loan and Security Agreement dated as of October 30, 2006 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                                       Any and all initially-capitalized terms used in this Amendment without definition shall have their respective meanings specified in the Agreement.

2.                                       The following defined terms in Section 1.1 of the Agreement hereby are amended and restated as follows:

“‘Liquidity’ means the sum of (1) Cash, plus (2) net Eligible Accounts as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.”

“‘Net Income’ means positive net income after tax excluding non-cash stock based compensation expenses, to be calculated based on a trailing three months basis.”

“‘Net Loss’ means negative net income after tax excluding non-cash stock based compensation expenses, to be calculated based on a trailing three months basis.”

3.                                       The following defined term is hereby deleted from Section 1.1 of the Agreement:

“‘Profitability’ means positive net income after tax excluding non cash stock based compensation expenses, to be calculated based on a trailing three months basis.”

4.                                       Section 6.8 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6.8                           Alternative Financial Covenant Structure. Borrower at all times shall fulfill each of either Covenant Structure A or Covenant Structure B below:

(a)                                  Covenant Structure A:

(i)                                     Bank Debt Liquidity Coverage. Borrower shall maintain at all times, measured as of the last day of each calendar month, a ratio of Liquidity to all Indebtedness to Bank of at least 1.25 to 1.00; and

(ii)                                  (Net Loss)/Income. As measured as of the last day of each quarter ending period below, Borrower shall not suffer a Net Loss (if applicable) in excess of the Net Loss amount corresponding to the applicable quarter ending period below or Borrower shall achieve Net Income (if applicable) of not less than the Net Income amount corresponding to the applicable quarter ending period below:

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Quarter Ending	(Net Loss)/Net Income
March 31, 2007	$(5,800,000)

June 30, 2007	$(2,000,000)

September 30, 2007	$(2,500,000)

December 31, 2007	$2,600,000

Each quarter-ending period thereafter	Amounts to be reasonably determined by Bank after January 15, 2008 based upon financial projections to be provided by Borrower to Bank prior to November 30, 2007.

OR

(b)                                 Covenant Structure B:

(i)                                     Bank Debt/Cash Coverage. Borrower shall maintain at all times, commencing November 30, 2006, a ratio of Cash to all Indebtedness to Bank of at least 1.15 to 1.00. Borrower covenants to transfer sufficient cash from UBS Warburg to be in compliance with this covenant as of November 30, 2006.

5.                                       Borrower’s and Bank’s addresses for notices set forth in Section 10 of the Agreement are hereby amended in their entirety to read as follows:

“If to Borrower:	Reliant Technologies, Inc.
464 Ellis Street
Mountain View, CA 94043
Attn: Chief Financial Officer
FAX: (650) 605-2061

If to Bank:	Comerica Bank
75 E. Trimble Road, M/C 4770
San Jose, CA 95131
Attn: Manager
FAX: (408) 451-8586

With a copy to:	Comerica Bank
11943 El Camino Real, Suite 110B
San Diego, CA 92130
Attn: Killu Sanborn
FAX: (858) 509-2365”

6.                                       The reference to “clause (c)” in Section 12.2 is hereby changed to refer to and mean “Section 12.3”.

7.                                       Exhibit D (Compliance Certificate) to the Agreement is deleted and replaced with Exhibit D attached hereto.

8.                                       No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure

2

at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

9.                                       Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

10.                                 Borrower represents and warrants that the Representations and Warranties contained in the Agreement arc true and correct in ail material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

11.                                 As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                                  this Amendment, duly executed by Borrower;

(b)                                 a Corporation Resolutions and Incumbency Certification authorizing the execution and delivery of this Amendment;

(c)                                  all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(d)                                 such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

12.                                 This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

In Witness Whereof, the undersigned have executed this Amendment as of the first date above written.

RELIANT TECHNOLOGIES, INC.

By:	/s/ Thomas J. Scannell

Title:	VP Finance and CFO

COMERICA BANK

By:	/s/ Dennis Kim

Title:	Corporate Banking Officer

3

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:                                                                            COMERICA BANK

FROM:                                                         RELIANT TECHNOLOGIES, INC.

The undersigned authorized Officer of RELIANT TECHNOLOGIES, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as such agreement may be amended, modified or supplemented from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                                with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Monthly financial statements and Compliance Certificate	Monthly, within 30 days	YES	NO
Annual (CPA Audited – FY 2005 and thereafter)	FYE within 120 days	YES	NO
10K and 10Q	(as applicable)	YES	NO
A/R & A/P Agings, Borrowing Base Cert.	Monthly, within 30 days	YES	NO
A/R and Inventory Audit	Initial and Semi-Annual	YES	NO
Total amount of Borrower’s cash and investments	Amount $	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount $	YES	NO

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FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

COMPLIANCE WITH APPLICABLE COVENANT STRUCTURE A OR B			YES	NO
Covenant Structure A:
(i) Minimum Bank Debt Liquidity Coverage, measured on a monthly basis; and	1.25:1.00	:1.00	YES	NO
(ii) (Net Loss)/Net Income (measured on a quarterly basis):
FQE 03/31/07	($5,800,000)	$	YES	NO
FQE 06/30/07	($2,000,000)	$	YES	NO
FQE 09/30/07	($2,500,000)	$	YES	NO
FQE 12/31/07	$2,600,000	$	YES	NO
FQEs thereafter	$To be reasonably determined by Bank	$	YES	NO

OR

Covenant Structure B:
Minimum Bank Debt/Cash Coverage, measured at all times, commencing 11/30/06	1.15:1.00	:1.00	YES	NO

Comments Regarding Exceptions:  See Attached.

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

BANK USE ONLY
Authorized Signer	Rec’d By:
Date:
Name:	Reviewed By:
Date:
Title:	Financial Compliance Status: YES / NO

2

Corporation Resolutions and Incumbency Certification

Authority to Procure Loans

I certify that I am the duty elected and qualified Secretary of RELIANT TECHNOLOGIES, INC., and that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

13.                                 Any one (1) of the following CEO, CFO (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)                                  Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of August 26, 2004, as amended by that certain First Amendment to Loan and Security Agreement dated August 17, 2005, that certain Waiver and Second Amendment to Loan and Security Agreement dated November 3, 2005, that certain waiver letter dated as of August 10, 2006, that certain bilateral agreement dated as of August 21, 2006, that certain Waiver and Third Amendment to Loan and Security Agreement dated as of October 30, 2006, and that certain Fourth Amendment to Loan and Security Agreement dated as of March 21, 2007, and as may subsequently be amended from time to time.

(b)                                 Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)                                  Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)                                 Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)                                  Issue a warrant or warrants to purchase the Corporation’s capital stock; and

(f)                                    Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

14.                                 Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

15.                                 Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

16.                                 These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

17.                                 Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them arc still in full force and effect and binding upon the Corporation.

18.                                 The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions arc in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them arc or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

Eric Stang	CEO	/s/ Eric Stang

Thomas Scannell	CFO	/s/ Thomas Scannell

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on March     , 2007.

/s/ Thomas J. Scannell
Asst. Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: RELIANT TECHNOLOGIES, INC.	Lender: Comerica Bunk

Commitment Amount:  $4,000,000

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of		$
2.	Additions (please explain on reverse)		$
3.	TOTAL ACCOUNTS RECEIVABLE		$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Balance of 25% over 90 day accounts	$
6.	Concentration Limits
7.	Foreign Accounts	$
8.	Governmental Accounts	$
9.	Contra Accounts	$
10.	Demo Accounts	$
11.	Intercompany/Employee Accounts	$
12.	Other (please explain on reverse)	$
13.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$
14	Eligible Accounts (#3 minus #13)		$
15.	LOAN VALUE Of ACCOUNTS (80% of #14)		$

INVENTORY
16.	LOAN VALUE OF INVENTORY (40%: $1,500,000 max)		$

BALANCES
17.	Maximum Loan Amount			$4,000,000
18.	Total Funds Available [Lesser of #17 or #15 plus #16]		$
19.	Present balance owing on Line of Credit		$
20.	RESERVE POSITION (#18 minus #19)		$

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

RELIANT TECHNOLOGIES, INC

By:
Authorized Signer

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	RELIANT TECHNOLOGIES, INC.

The undersigned authorized Officer of RELIANT TECHNOLOGIES, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as such agreement may be amended, modified or supplemented from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                                     with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Monthly financial statements	Monthly, within 30 days	YES	NO
Annual (CPA Audited – FY 2004)	November 30, 2005	YES	NO
Annual (CPA Audited – FY 2005 and thereafter)	FYE within 120 days	YES	NO
10K and 10Q	(as applicable)	YES	NO
A/R & A/P Agings, Borrowing Base Cert.	Monthly, within 30 days	YES	NO
A/R and Inventory Audit	Initial and Semi-Annual	YES	NO
Total amount of Borrower’s cash and investments	Amount $	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount $	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

COMPLIANCE WITH EITHER COVENANT STRUCTURE A OR B			YES	NO
Structure A:
(i) Minimum Bank Debt Liquidity Coverage (measured on a monthly basis); and	1.25:1.00	:1.00	YES	NO
(ii) Profitability (measured on a quarterly basis):
FQE 12/31/06	$1	$	YES	NO
FQEs thereafter	$ To be reasonably determined by Bank	$	YES	NO

OR

Structure B:
(i) Bank Debt/Cash Coverage (commencing November 30, 2006 and at all times thereafter)	1.15:1.00	:1.00	YES	NO

Comments Regarding Exceptions:  See Attached.

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

BANK USE ONLY
Authorized Signer	Rec’d By:
Date:
Name:	Reviewed By:
Date:
Title:	Financial Compliance Status: YES / NO

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of August 9, 2007, by and between COMERICA BANK (“Bank”) and RELIANT TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of August 26, 2004, as amended from time to time including (but not limited to) by that certain waiver letter dated December 6, 2004, that certain waiver letter dated August 9, 2005, that certain First Amendment to Loan and Security Agreement dated as of August 17, 2005, that certain Waiver and Second Amendment to Loan and Security Agreement dated as of November 3, 2005, that certain waiver letter dated as of August 10, 2006, that certain Waiver and Third Amendment to Loan and Security Agreement dated as of October 30, 2006, that certain waiver letter dated as of November 20, 2006, that certain waiver letter dated as of March 19, 2007, that certain Fourth Amendment to Loan and Security Agreement dated as of March 21, 2007, that certain waiver letter dated as of May 23, 2007 and that certain waiver letter dated as of July 16, 2007 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                                       The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated as follows:

“Borrowing Base” means an amount equal to (i) eighty percent (80%) of Eligible Accounts, (ii) forty percent (40%) of Primary Eligible Inventory (provided that Advances based on Primary Eligible Inventory shall not exceed fifty percent (50%) of all Advances outstanding at any time) and (iii) twenty percent (20%) of Secondary Eligible Inventory (provided that Advances based on Secondary Eligible Inventory shall not exceed Five Hundred Thousand Dollars ($500,000) at any time), all as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

“Eligible Inventory” means Primary Eligible Inventory and Secondary Eligible Inventory.

“Permitted Accounts” means accounts held at financial institutions in Japan and the United Kingdom with aggregate balances not to exceed One Hundred Thousand Dollars ($100,000).

“Primary Eligible Inventory” means those Inventory items held at Borrower’s Mountain View location which are (i) finished products or (ii) raw materials that could become finished products within seventy two (72) hours and in all cases which Bank has not reasonably determined are obsolete and which are approved by Bank for inclusion in the Borrowing Base which approval shall not be unreasonably withheld.

“Revolving Line” means a credit extension of up to Eight Million Dollars ($8,000,000).

“Revolving Maturity Date” means October 24, 2008.

“Secondary Eligible Inventory” means those Inventory items not held at Borrower’s Mountain View location which are finished products and in all cases (i) which Bank has not reasonably determined are obsolete and which are approved by Bank for inclusion in the Borrowing Base which approval shall not be unreasonably withheld and (ii) as to which Bank is listed on Borrower’s insurance policy as loss payee with respect to any such Inventory items that are lost, damaged or stolen.

“Tangible Net Worth” means at any date as of which the amount thereof shall be determined, the sum of the capital stock of Borrower and its Subsidiaries (including preferred stock), plus the aggregate amount of Subordinated Debt from Pinnacle Ventures plus all preferred stock warrant liabilities associated with FSP 150-5 minus intangible assets, determined in accordance with GAAP.

2.                                       The second paragraph of Section 6.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings by invoice date of accounts receivable and accounts payable no later than (i) thirty (30) days after the last day of each month if there are Four Million Dollars ($4,000,000) or less of Advances outstanding or (ii) by Friday of each of week if there are more than Four Million Dollars ($4,000,000) of Advances outstanding.”

3.                                       Section 6.7 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6.7                           Accounts. Borrower shall maintain all its depository and operating accounts with Bank, and all its investment accounts with Bank or Bank’s Affiliates subject to account control agreements in form and substance acceptable to Bank; provided however, Borrower will have thirty days (30) days from August 9, 2007 to transfer all investment accounts from Deutsche Bank Alex Brown to Bank or Bank’s Affiliates.”

4.                                       Section 6.8 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6.8                           Financial Covenants. Borrower shall at all times maintain the following financial ratios and covenants:

(a)                                  Minimum Cash at Bank or Bank’s Affiliates. A balance of Cash at Bank or Bank’s Affiliates subject to account control agreements in favor of Bank of not less than Two Million Dollars ($2,000,000).

(b)                                 Tangible Net Worth. A Tangible Net Worth of not less than (i) Six Million Dollars ($6,000,000) plus (ii) fifty percent (50%) of the net proceeds from the sale of Borrower’s equity securities after August 9, 2007.”

5.                                       Exhibit C to the Agreement is hereby replaced with Exhibit C attached hereto.

6.                                       Exhibit D to the Agreement is hereby replaced with Exhibit D attached hereto.

7.                                       No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

8.                                       Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

9.                                       Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

10.                                 As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                                  this Amendment, duly executed by Borrower;

(b)                                 a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)                                  an amendment fee in the amount of Twenty Thousand Dollars ($20,000), which may be debited from any of Borrower’s accounts;

(d)                                 an Affirmation and Amendment of Subordination and Intercreditor Agreement executed by each Pinnacle Ventures entity which holds Subordinated Debt;

(e)                                  Evidence that Borrower has received a Five Million Dollars ($5,000,000) Commitment in Subordinated Debt from Pinnacle Ventures;

(f)                                    all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(g)                                 such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

11.                                 This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

RELIANT TECHNOLOGIES, INC.

By:	/s/ Andrew Galligan

Title:	CFO

COMERICA BANK

By:	/s/ Dennis Kim

Title:	Corporate Banking Officer

[Signature Page to Fifth Amendment to Loan & Security Agreement]

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: RELIANT TECHNOLOGIES, INC. Commitment Amount: $8,000,000	Lender: Comerica Bank

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of		$
2.	Additions (please explain on reverse)		$
3.	TOTAL ACCOUNTS RECEIVABLE		$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Balance of 25% over 90 day accounts	$
6.	Concentration Limits	$
7.	Foreign Accounts	$
8.	Governmental Accounts	$
9.	Contra Accounts	$
10.	Demo Accounts	$
11.	Intercompany/Employee Accounts	$
12.	Other (please explain on reverse)	$
13.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$
14.	Eligible Accounts (#3 minus #13)		$
15.	LOAN VALUE OF ACCOUNTS (80% of #14)		$

INVENTORY
16.	LOAN VALUE OF INVENTORY (40% of Primary Eligible Inventory (50% of all Advances max) and 20% of Secondary Eligible Inventory ($500,000 max)		$

BALANCES
17.	Maximum Loan Amount			$8,000,000
18.	Total Funds Available [Lesser of #17 or #15 plus #16]		$
19.	Present balance owing on Line of Credit		$
20.	RESERVE POSITION (#18 minus #19)		$

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

RELIANT TECHNOLOGIES, INC.

By:
Authorized Signer

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:                                                    COMERICA BANK

FROM:                                 RELIANT TECHNOLOGIES, INC.

The undersigned authorized Officer of RELIANT TECHNOLOGIES, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as such agreement may be amended, modified or supplemented from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                               with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Monthly financial statements	Monthly, within 30 days	YES	NO
Annual (CPA Audited – FY 2006)	October 31, 2007	YES	NO
Annual (CPA Audited – FY 2007 and thereafter)	FYE within 120 days	YES	NO
10K and 10Q	(as applicable)	YES	NO
A/R & A/P Agings, Borrowing Base Cert.	Monthly, within 30 days OR Weekly if outstanding Advances over $4,000,000	YES	NO
A/R and Inventory Audit	Initial and Semi-Annual	YES	NO
Total amount of Borrower’s cash and investments	Amount $	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank or Bank’s Affiliates	Amount: greater of (i) All cash and investments or (ii) $2,000,000	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
Tangible Net Worth	$6,000,000 plus 50% of new equity issuances	$	YES	NO

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

BANK USE ONLY
Rec’d By:
Authorized Signer	Date:
Reviewed By:
Name:	Date:
Title:	Financial Compliance Status: YES / NO

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of RELIANT TECHNOLOGIES, INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.                                       Any one (1) of the following                                   (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)                                  Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of August 26, 2004, as amended from time to time including by that certain waiver letter dated December 6, 2004, that certain waiver letter dated August 9, 2005, that certain First Amendment to Loan and Security Agreement dated as of August 17, 2005, that certain Waiver and Second Amendment to Loan and Security Agreement dated as of November 3, 2005, that certain waiver letter dated as of August 10, 2006, that certain Waiver and Third Amendment to Loan and Security Agreement dated as of October 30, 2006, that certain waiver letter dated as of November 20, 2006, that certain waiver letter dated as of March 19, 2007, that certain Fourth Amendment to Loan and Security Agreement dated as of March 21, 2007, that certain waiver letter dated as of May 23, 2007 and that certain waiver letter dated as of July 16, 2007 and that certain Fifth Amendment to Loan and Security Agreement dated as of August 9, 2007.

(b)                                 Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)                                  Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)                                 Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)                                  Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.                                       Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.                                       Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.                                       These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.                                       Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.                                       The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any material agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on August 9, 2007.

Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

AGREEMENT TO PROVIDE INSURANCE

TO: COMERICA BANK Attn: Lead Insurance Reviewer 75 E. Trimble Road San Jose, CA 95131	Date: August 9, 2007 Borrower: RELIANT TECHNOLOGIES, INC.

In consideration of a loan in the amount of $8,704,660,85, secured by all tangible personal property including inventory and equipment.

I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

I/We also agree to advise the below named agent to add Comerica Bank as lender’s loss payable on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

I/We understand that the policy must contain:

1.                                       Fire and extended coverage in an amount sufficient to cover:

(a)                                  The amount of the loan, OR

(b)                                 All existing encumbrances, whichever is greater,

But not in excess of the replacement value of the improvements on the real property.

2.                                       Lender’s “Loss Payable” Endorsement Form 438 BFU in favor of Comerica Bank, or any other form acceptable to Bank.

INSURANCE INFORMATION

Insurance Co./Agent	Telephone No.:

Agent’s Address:

Signature of Obligor:

Signature of Obligor:

FOR BANK USE ONLY INSURANCE VERIFICATION: Date: Person Spoken to: Policy Number: Effective From: To: Verified by: